EXHIBIT 99

[UBS Investment Bank Logo]


                                     $250MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2004-10
                                    (Issuer)

                                  MARM 2004-10

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                         UBS Real Estate Securities Inc.
                                  (Transferor)
                             Wells Fargo Bank, N.A.
                                (Master Servicer)
               Mortgage Pass-Through Certificates, Series 2004-10




                    Initial Certificate
                         Principal                                                                                 Expected
                         Balance or                                                Initial W.A.                 Initial Rating
                      Notional Amount    Initial Pass-                              Months to    W.A. Reset        of Offered
Class                     (1)(2)         Through Rate        Principal Types          Reset        Margin       Certificates(3)
----------------  --------------------- --------------  -----------------------  -------------  -------------  ------------------
  Offered
Certificates
Class 1-A-1          $ [ 60,600,000]     [5.053] %(4)     Senior, Pass-Through          34         [2.338] %         AAA
Class 2-A-1          $ [ 98,700,000]     [5.046] %(5)     Senior, Pass-Through          34         [2.169] %         AAA
Class 3-A-1          $ [ 60,800,000]     [5.297] %(6)     Senior, Pass-Through          58         [2.011] %         AAA
Class A-R            $     50            [5.053] %(7)     Senior, Residual              N/A        N/A               AAA
Class A-L-R          $     50            [5.053] %(7)     Senior, Residual              N/A        N/A               AAA
Class B-1            $ [TBD        ]     [ TBD ] %(7)     Subordinate                   TBD        [TBD]   %          AA
Class B-2            $ [TBD        ]     [ TBD ] %(7)     Subordinate                   TBD        [TBD]   %          A
Class B-3            $ [TBD        ]     [ TBD ] %(7)     Subordinate                   TBD        [TBD]   %         BBB

Non-Offered
Certificates
Class B-4            $ [TBD        ]     [ TBD ] %(7)     Subordinate                   TBD        [TBD]   %          BB
Class B-5            $ [TBD        ]     [ TBD ] %(7)     Subordinate                   TBD        [TBD]   %           B
Class B-6            $ [TBD        ]     [ TBD ] %(7)     Subordinate                   TBD        [TBD]   %          NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3)   Ratings are expected from two of the following three rating agencies:
      Fitch, Moody's and S&P.


(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

[UBS Investment Bank Logo]


(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class A-R and Class A-L-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(8) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).




SUMMARY

Relevant Parties

       Issuer.......................... MASTR Adjustable Rate Mortgages Trust
                                        2004-10. The trust will be established
                                        under a pooling and servicing agreement
                                        among Mortgage Asset Securitization
                                        Transactions, Inc., as depositor, Wells
                                        Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate Securities Inc., as transferor, and JPMorgan Chase Bank, as trustee.

       Depositor....................... Mortgage Asset Securitization
                                        Transactions, Inc., a Delaware
                                        corporation. The depositor's address is
                                        1285 Avenue of the Americas, New York,
                                        New York 10019, telephone number (212)
                                        713-2000. See "The Depositor" in the
                                        prospectus.

       Master Servicer and
       Trust Administrator............. Wells Fargo Bank, N.A., a national banking association. Wells Fargo Bank,
                                        N.A. maintains an office at 9062 Old
                                        Annapolis Road, Columbia, Maryland
                                        21045. See "The Master Servicer and the
                                        Servicers--The Master Servicer" in the
                                        prospectus supplement.

       Transferor ..................... UBS Real Estate Securities Inc. The
                                        transferor's address is 1285 Avenue of
                                        the Americas, New York, New York 10019,
                                        telephone number (212) 713-2000.

       Trustee......................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal
                                        office is 4 New York Plaza, 6th Floor,
                                        New York, New York 10004-2477. See "The
                                        Pooling and Servicing Agreement-- The
                                        Trustee" in the prospectus supplement.

Relevant Dates

       Cut-Off Date.................... September 1, 2004.

       Closing Date ................... On or about September 29, 2004.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[UBS Investment Bank Logo]


       Investor Settle Date............ On or about September 30, 2004.

       Distribution Date .............. The 25th day of each month or, if that day is not a business day, the next
                                        business day, beginning in October 2004.

       Interest Accrual Period......... For each class of certificates, the calendar month immediately prior to the
                                        month in which the relevant distribution date occurs.



Optional Termination................... The master servicer may, at its option, purchase all but not less than all of
                                        the loans in the trust on any
                                        distribution date on or after the first
                                        date on which the current aggregate
                                        scheduled principal balance, as of that
                                        date of determination, is less than 5%
                                        of the aggregate scheduled principal
                                        balance of the loans as of the cut-off
                                        date.

Credit Enhancement..................... Credit enhancements may reduce the harm caused to holders of certificates by
                                        shortfalls in payments collected on the
                                        loans. Credit enhancements can reduce
                                        the effect of shortfalls on all classes
                                        of offered certificates, or they can
                                        allocate shortfalls so they affect some
                                        classes before others.

                                        Subordination. The group 1, group 2, and group 3 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, and group 3 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date ..................... October 25, 2034

Collateral............................. The Trust's main source of funds for making distributions on the certificates will be collections on three pools of closed-end, adjustable- rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status............................. Elections will be made to treat the assets of the trust as three separate
                                        real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A- R and Class A-L-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier REMIC.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[UBS Investment Bank Logo]


ERISA Considerations .................. If you are a fiduciary of any retirement plan or other employee benefit
                                        arrangement subject to the Employee
                                        Retirement Income Security Act of 1974,
                                        as amended, or Section 4975 of the
                                        Internal Revenue Code of 1986, you
                                        should consult with counsel as to
                                        whether you can buy or hold an offered
                                        certificate. The residual certificates
                                        may not be purchased or transferred to
                                        such a plan.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[UBS Investment Bank Logo]


                                          MARM 04-10 Preliminary Collateral
---------------------------------------------------------------------------------------------------------
Pool                                    1                  2                  3                 Total:
---------------------------------------------------------------------------------------------------------
Total Balance               $68,608,867         $111,807,235          $68,820,168         $249,236,270
Avg Balance                    $184,432             $449,025             $268,829             $284,192
WA Gross Rate                     5.353                5.346                5.641                5.429
WA Net Rate                       5.053                5.047                5.298                5.118
WA Roll                              34                   34                   58                   41
WA Gross Margin                    2.70                 2.52                 2.38                2.530
WA First Rate Cap                  4.06                 4.18                 5.38                4.475
WA Annual Rate Cap                 2.00                 2.00                 2.00                2.000
WA Max Rate                       11.32                11.33                11.05               11.253
WA FICO                             710                  709                  723                  713
WA Orig LTV                        78.9                 77.9                 75.4                 77.5
CA %                               34.9                 65.0                 37.4                 49.1
Prepay %                           29.0                 28.3                 31.8                 29.5
Full Doc %                         31.6                 13.5                 45.4                 27.3
IO %                               73.1                 67.6                 67.3                 69.0
WA Rem Term                         358                  358                  358                  358
---------------------------------------------------------------------------------------------------------

*NOTE: This collateral is preliminary and could change prior to deal close.


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_10
================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Current Balance                           Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
<= $333,700.00                              598   $113,602,878         45.58         95.70         12.12         49.98
$333,700.01 - $450,000.00                   151     58,926,885         23.64          2.17         39.98         18.51
$450,000.01 - $650,000.00                   106     56,847,430         22.81          2.13         37.28         19.91
$650,000.01 - $850,000.00                    10      7,240,233          2.90          0.00          3.93          4.14
$850,000.01 - $1,050,000.00                   9      8,706,344          3.49          0.00          4.31          5.65
$1,050,000.01 - $1,250,000.00                 2      2,412,500          0.97          0.00          1.05          1.81
$1,450,000.01 - $1,650,000.00                 1      1,500,000          0.60          0.00          1.34          0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: $25,595.02
Maximum: $1,500,000.00
Average: $284,191.87
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Current Gross Rate                        Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
3.001% - 3.250%                               1        $73,000          0.03          0.11          0.00          0.00
3.251% - 3.500%                               4        767,495          0.31          1.12          0.00          0.00
3.751% - 4.000%                               2        384,417          0.15          0.20          0.00          0.36
4.001% - 4.250%                              18      5,358,725          2.15          2.63          2.96          0.35
4.251% - 4.500%                              22      5,857,566          2.35          3.45          2.80          0.53
4.501% - 4.750%                              29      8,534,434          3.42          2.75          5.07          1.42
4.751% - 5.000%                              51     16,867,442          6.77          7.10         10.10          1.03
5.001% - 5.250%                             111     30,716,057         12.32         14.46         14.13          7.26
5.251% - 5.500%                             234     68,761,188         27.59         31.45         28.22         22.72
5.501% - 5.750%                             314     87,064,834         34.93         36.74         36.72         30.23
5.751% - 6.000%                              91     24,851,112          9.97          0.00          0.00         36.11
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 6.000%
Weighted Average: 5.429%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Net Rate                                  Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
2.751% - 3.000%                               2       $224,909          0.09          0.33          0.00          0.00
3.001% - 3.250%                               3        615,586          0.25          0.90          0.00          0.00
3.251% - 3.500%                               1        135,200          0.05          0.20          0.00          0.00
3.501% - 3.750%                               6      1,335,734          0.54          0.51          0.66          0.36
3.751% - 4.000%                              29      8,915,188          3.58          4.84          4.79          0.35
4.001% - 4.250%                              15      3,382,645          1.36          1.72          1.36          0.99
4.251% - 4.500%                              42     13,235,991          5.31          4.29          7.70          2.44
4.501% - 4.750%                              54     17,285,206          6.94          7.39          9.62          2.13
4.751% - 5.000%                             140     41,318,744         16.58         16.22         16.60         16.90
5.001% - 5.250%                             247     69,114,003         27.73         32.30         29.88         19.68
5.251% - 5.500%                             277     77,017,481         30.90         31.31         29.39         32.95
5.501% - 5.750%                              61     16,655,584          6.68          0.00          0.00         24.20
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 5.750%
Weighted Average: 5.118%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Index                                     Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
1 Year CMT                                   31    $10,984,990          4.41          1.93          6.08          4.16
1 Year Libor                                101     28,084,286         11.27         12.52          7.10         16.78
6 Month Libor                               745    210,166,993         84.32         85.55         86.82         79.06
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                                Sep 3, 2004 15:30                 Page 1  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_10
================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Months to Roll                            Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
27                                            1       $340,000          0.14          0.00          0.30          0.00
29                                            2        349,923          0.14          0.51          0.00          0.00
30                                            3        692,992          0.28          0.23          0.48          0.00
31                                           15      3,368,132          1.35          4.62          0.18          0.00
32                                           10      2,390,803          0.96          2.35          0.70          0.00
33                                           62     16,289,310          6.54          9.18          8.94          0.00
34                                          215     66,718,177         26.77         30.38         41.03          0.00
35                                          219     66,139,512         26.54         31.20         40.01          0.00
36                                           94     24,127,252          9.68         21.53          8.37          0.00
51                                            1        217,755          0.09          0.00          0.00          0.32
53                                            1        110,200          0.04          0.00          0.00          0.16
54                                            1      1,000,000          0.40          0.00          0.00          1.45
55                                           16      3,071,139          1.23          0.00          0.00          4.46
56                                           11      2,814,097          1.13          0.00          0.00          4.09
57                                           11      2,443,815          0.98          0.00          0.00          3.55
58                                           38     11,796,160          4.73          0.00          0.00         17.14
59                                          150     39,544,533         15.87          0.00          0.00         57.46
60                                           27      7,822,470          3.14          0.00          0.00         11.37
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 27
Maximum: 60
Weighted Average: 41
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Gross Margin                              Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
<= 2.000%                                    39    $11,564,858          4.64          2.16          4.73          6.96
2.001% - 2.250%                             366    103,908,830         41.69         25.62         37.12         65.13
2.251% - 2.500%                              12      5,263,919          2.11          0.48          4.41          0.00
2.501% - 2.750%                             374    106,587,967         42.77         54.96         46.05         25.27
2.751% - 3.000%                              21      6,081,189          2.44          3.43          3.34          0.00
3.001% - 3.250%                              28      7,802,866          3.13          6.18          1.57          2.63
3.251% - 3.500%                              24      5,317,432          2.13          4.41          2.05          0.00
3.501% - 3.750%                               9      1,974,148          0.79          1.69          0.73          0.00
3.751% - 4.000%                               4        735,061          0.29          1.07          0.00          0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 4.000%
Weighted Average: 2.530%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
First Rate Cap                            Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
2.000%                                       91    $26,463,795         10.62         17.09         13.18          0.00
3.000%                                      140     41,262,889         16.56         21.26         23.86          0.00
4.000%                                        4        651,542          0.26          0.95          0.00          0.00
5.000%                                      529    148,522,853         59.59         59.71         58.21         61.72
5.250%                                        1        750,000          0.30          0.00          0.00          1.09
6.000%                                      112     31,585,192         12.67          0.99          4.75         37.19
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.475%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Periodic Rate Cap                         Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
1.000%                                      627    178,008,428         71.42         83.54         82.32         41.64
2.000%                                      245     70,779,448         28.40         15.81         17.68         58.36
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 2.000%
Weighted Average: 1.284%
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                                Sep 3, 2004 15:30                 Page 2  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_10
================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Maximum Rate                              Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
8.751% - 9.000%                               2       $384,417          0.15          0.20          0.00          0.36
9.001% - 9.250%                               4        476,548          0.19          0.34          0.00          0.35
9.251% - 9.500%                              12      2,270,260          0.91          2.78          0.00          0.53
9.501% - 9.750%                               6      1,130,987          0.45          0.23          0.00          1.42
10.001% - 10.250%                            28      7,450,801          2.99          2.40          2.96          3.63
10.251% - 10.500%                            44     14,708,942          5.90          1.79          2.80         15.05
10.501% - 10.750%                            72     20,167,550          8.09          3.12          6.41         15.78
10.751% - 11.000%                           109     32,051,963         12.86          7.10         10.10         23.09
11.001% - 11.250%                            98     28,220,432         11.32         14.46         14.13          3.63
11.251% - 11.500%                           203     57,657,048         23.13         31.45         28.22          6.58
11.501% - 11.750%                           266     75,050,730         30.11         36.15         35.38         15.54
11.751% - 12.000%                            33      9,666,591          3.88          0.00          0.00         14.05
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 8.875%
Maximum: 12.000%
Weighted Average: 11.253%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
FICO Scores                               Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
581 - 600                                     1       $252,500          0.10          0.00          0.00          0.37
601 - 620                                     3      1,470,742          0.59          0.39          0.89          0.29
621 - 640                                    39     12,267,122          4.92          7.12          4.52          3.38
641 - 660                                    63     18,991,734          7.62          8.09          9.38          4.29
661 - 680                                   107     32,046,115         12.86         13.03         14.82          9.49
681 - 700                                   139     40,162,544         16.11         15.92         17.13         14.66
701 - 720                                   129     37,199,529         14.93         15.05         16.21         12.72
721 - 740                                   114     30,283,881         12.15         13.79         10.20         13.69
741 - 760                                   101     29,981,342         12.03          8.41         10.60         17.96
761 - 780                                   109     30,597,295         12.28          9.97         11.33         16.11
781 - 800                                    57     12,852,880          5.16          6.84          3.80          5.68
801 - 820                                    15      3,130,588          1.26          1.38          1.12          1.35
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 590
Maximum: 814
Weighted Average: 713
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Original Loan To Value Ratio              Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                    31     $5,742,413          2.30          3.14          0.57          4.29
50.01% - 55.00%                               8      2,772,288          1.11          0.63          1.05          1.70
55.01% - 60.00%                              19      4,643,034          1.86          2.30          1.28          2.37
60.01% - 65.00%                              34     14,015,006          5.62          3.01          5.51          8.41
65.01% - 70.00%                              40      9,765,632          3.92          4.20          3.20          4.81
70.01% - 75.00%                              86     30,637,996         12.29          9.31         14.10         12.32
75.01% - 80.00%                             521    148,227,335         59.47         54.87         62.98         58.36
80.01% - 85.00%                              15      4,265,251          1.71          1.37          1.50          2.40
85.01% - 90.00%                              66     18,041,688          7.24         10.78          7.83          2.75
90.01% - 95.00%                              51     10,261,240          4.12         10.39          1.99          1.33
95.01% - 100.00%                              2        195,751          0.08          0.00          0.00          0.28
or less 100.01%                               4        668,636          0.27          0.00          0.00          0.97
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 21.36
Maximum: 103.00
Weighted Average: 77.49
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Combined Loan To Value Ratio              Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                    27     $5,092,505          2.04          3.14          0.39          3.64
50.01% - 55.00%                               6      2,424,788          0.97          0.49          1.05          1.34
55.01% - 60.00%                              17      4,047,237          1.62          2.30          0.75          2.37
60.01% - 65.00%                              26      9,334,026          3.75          3.01          4.43          3.36
65.01% - 70.00%                              34      8,330,259          3.34          3.38          2.48          4.70
70.01% - 75.00%                              65     23,213,365          9.31          8.03          8.73         11.54
75.01% - 80.00%                             186     60,949,116         24.45         19.49         30.03         20.34
80.01% - 85.00%                              29      8,351,753          3.35          3.17          2.79          4.44
85.01% - 90.00%                             192     57,828,752         23.20         24.54         25.57         18.02
90.01% - 95.00%                             160     38,007,216         15.25         24.05         12.37         11.15
95.01% - 100.00%                            131     30,988,618         12.43          8.39         11.41         18.13
or less 100.01%                               4        668,636          0.27          0.00          0.00          0.97
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 21.36
Maximum: 103.00
Weighted Average: 84.01
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                                Sep 3, 2004 15:30                 Page 3  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_10
================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Amortization                              Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
Interest In Arrears                         273    $77,182,737         30.97         26.87         32.43         32.68
Interest Only                               604    172,053,532         69.03         73.13         67.57         67.32
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Top 5 States                              Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
California                                  330   $122,315,379         49.08         34.90         64.97         37.39
Florida                                      72     17,853,299          7.16          4.47          3.49         15.81
Nevada                                       39      9,891,393          3.97          6.25          4.01          1.63
Virginia                                     35      9,192,944          3.69          2.45          1.75          8.07
New York                                     24      9,007,393          3.61          2.88          4.47          2.96
Other                                       377     80,975,863         32.49         49.04         21.31         34.15
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Prepay Original Term                      Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
0                                           611   $175,827,361         70.55         70.97         71.70         68.25
6                                             8      3,797,350          1.52          0.00          1.67          2.80
12                                            1        247,500          0.10          0.00          0.00          0.36
24                                           50     17,753,523          7.12          5.65         11.06          2.20
36                                          166     40,985,232         16.44         22.98         15.31         11.76
42                                            2        457,000          0.18          0.22          0.00          0.44
60                                           39     10,168,304          4.08          0.17          0.26         14.19
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Document Type                             Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
Alternate                                    20     $3,895,690          1.56          2.70          0.27          2.53
Full                                        290     68,063,480         27.31         31.59         13.54         45.40
Limited                                       6      1,434,511          0.58          0.74          0.00          1.35
No Doc                                      103     27,341,904         10.97         13.71         10.34          9.25
No Ratio                                     20      7,031,874          2.82          2.14          4.48          0.80
Reduced                                     233     76,132,958         30.55         25.57         34.98         28.30
Stated Doc                                  204     65,235,853         26.17         23.40         36.38         12.37
Streamline                                    1        100,000          0.04          0.15          0.00          0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Loan Purpose                              Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                          218    $64,745,440         25.98         32.04         22.83         25.06
Purchase                                    542    152,914,587         61.35         52.75         64.69         64.51
Rate/Term Refinance                         117     31,576,243         12.67         15.21         12.48         10.43
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Owner Occupancy Status                    Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
Investor                                    177    $35,807,041         14.37         28.21          6.30         13.67
Primary                                     674    206,470,924         82.84         69.67         91.34         82.17
Secondary                                    26      6,958,305          2.79          2.12          2.36          4.16
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Property Type                             Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
Coop                                          7     $1,426,597          0.57          0.88          0.68          0.09
Condominium                                 114     28,678,374         11.51         15.43          8.29         12.83
PUD                                         147     35,506,259         14.25         16.65          8.67         20.91
Single Family                               565    170,008,838         68.21         58.11         78.26         61.95
Two- to Four Family                          44     13,616,201          5.46          8.92          4.10          4.22
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                                Sep 3, 2004 15:30                 Page 4  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_10
================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Stated Remaining Term to Maturity         Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
351                                           2       $557,755          0.22          0.00          0.30          0.32
353                                           3        460,123          0.18          0.51          0.00          0.16
354                                           4      1,692,992          0.68          0.23          0.48          1.45
355                                          31      6,439,270          2.58          4.62          0.18          4.46
356                                          21      5,204,900          2.09          2.35          0.70          4.09
357                                          73     18,733,125          7.52          9.18          8.94          3.55
358                                         253     78,514,337         31.50         30.38         41.03         17.14
359                                         366    104,454,845         41.91         31.20         39.64         56.27
360                                         124     33,178,922         13.31         21.53          8.73         12.56
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Servicer                                  Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
Bank of America                              22     $4,523,077          1.81          0.00          0.00          6.57
Cendant                                      20      3,356,959          1.35          0.65          0.00          4.23
Downey                                       65     25,714,505         10.32          8.00         15.86          3.63
GMAC Mortgage                               261     75,441,435         30.27         19.20         17.69         61.74
Greenpoint                                  360     94,504,264         37.92         51.06         41.01         19.79
National City Mortgage                       29      9,217,275          3.70          3.99          3.57          3.61
Wamu                                          2        487,269          0.20          0.28          0.00          0.43
Wells Fargo                                 118     35,991,485         14.44         16.82         21.87          0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                           # of      Aggregate     Aggregate
Originator                                Loans        Balance       Balance       Group 1       Group 2       Group 3
--------------------------------------------------------------------------------------------------------------------------
American Gold Mortgage Corp.                  7     $2,748,324          1.10          0.46          0.28          3.07
Bank of America                              22      4,523,077          1.81          0.00          0.00          6.57
Cendant Mortgage                             20      3,356,959          1.35          0.65          0.00          4.23
Downey Savings                               48     18,145,388          7.28          7.73         11.48          0.00
Greenlight                                   19      4,690,885          1.88          3.12          0.68          2.60
Greenpoint Mortgage Corporation             360     94,504,264         37.92         51.06         41.01         19.79
Homestar                                     17      2,479,221          0.99          2.25          0.00          1.36
Metrociti LLC                                27     14,121,566          5.67          0.00          3.71         14.49
Mortgage IT                                   8      3,000,500          1.20          0.45          0.39          3.27
Mortgage Store                               98     20,107,266          8.07          2.87          0.67         25.27
Nat City Mortgage                            29      9,217,275          3.70          3.99          3.57          3.61
Prism Mortgage/RBC Mortgage                  41     13,466,698          5.40          6.48          7.80          0.43
UBS Conduit                                  63     22,883,362          9.18          4.10          8.52         15.31
Wells Fargo Home Mortgage, Inc.             118     35,991,485         14.44         16.82         21.87          0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                      877   $249,236,270        100.00        100.00        100.00        100.00
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                                Sep 3, 2004 15:30                 Page 5  of  5